Exhibit 99.1

CVR Energy Reports 2017 Second Quarter Results
And Announces Cash Dividend of 50 Cents

SUGAR LAND, Texas (July 27, 2017) - CVR Energy, Inc. (NYSE: CVI) today announced a net loss of $10.5 million, or 12 cents per diluted share, on net sales of $1,434.4 million for the second quarter of 2017, compared to net income of $28.4 million, or 33 cents per diluted share, on net sales of $1,283.2 million for the 2016 second quarter. Second quarter 2017 adjusted EBITDA, a non-GAAP financial measure, was $37.7 million, compared to second quarter 2016 adjusted EBITDA of $64.4 million.

For the first six months of 2017, net income was $11.7 million, or 13 cents per diluted share, on net sales of $2,941.5 million, compared to net income of $12.2 million, or 14 cents per diluted share, on net sales of $2,188.7 million for the same period a year earlier. Adjusted EBITDA for the first six months of 2017 was $118.1 million, compared to adjusted EBITDA of $100.6 million for the first six months of 2016.

“CVR Refining reported strong operational results for the 2017 second quarter,” said Jack Lipinski, chief executive officer. “The Coffeyville refinery achieved a quarterly crude throughput record and the Wynnewood refinery also continued to run well.

“CVR Partners’ fertilizer facilities had solid operational performance during the quarter,” Lipinski said. “The East Dubuque facility posted an on-stream rate of 100 percent for its ammonia plant, which is a quarterly record. In addition, the Coffeyville facility’s gasification and ammonia plants operated at on-stream rates nearing 100 percent.”

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported a second quarter 2017 operating loss of $7.4 million on net sales of $1,338.2 million, compared to operating income of $90.1 million on net sales of $1,164.4 million in the second quarter of 2016.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $7.48 in the 2017 second quarter, compared to $9.56 during the same period in 2016. Direct operating expenses (exclusive of depreciation and amortization), including major scheduled turnaround expenses, per crude oil throughput barrel, for the 2017 second quarter were $4.44, compared to $4.56 in the second quarter of 2016.

Second quarter 2017 throughputs of crude oil and all other feedstocks and blendstocks totaled 221,954 barrels per day (bpd), compared to second quarter 2016 throughputs of crude oil and all other feedstocks and blendstocks of 210,488 bpd.

Nitrogen Fertilizers Business

The fertilizer business, which is operated by CVR Partners and includes the Coffeyville and East Dubuque fertilizer facilities, reported second quarter 2017 operating income of $12.2 million on net sales of $97.9 million, compared to operating income of $3.7 million on net sales of $119.8 million for the second quarter of 2016.

For the second quarter of 2017, consolidated average realized gate prices for UAN and ammonia were $174 per ton and $333 per ton, respectively. Consolidated average realized gate prices for UAN and ammonia were $199 per ton and $417 per ton, respectively, for the same period in 2016.

CVR Partners’ fertilizer facilities produced a combined 215,300 tons of ammonia during the second quarter of 2017, of which 77,500 net tons were available for sale while the rest was upgraded to other fertilizer products, including 313,800 tons of UAN. In the 2016 second quarter, the fertilizer facilities produced 171,500 tons of ammonia, of which 45,600 net tons were available for sale while the remainder was upgraded to other fertilizer products, including 296,500 tons of UAN.

Cash, Debt and Dividend

Consolidated cash and cash equivalents was $829.9 million at June 30, 2017. Consolidated total debt was $1,165.6 million at June 30, 2017. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

CVR Energy also announced a second quarter 2017 cash dividend of 50 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on Aug. 14, 2017, to stockholders of record on Aug. 7, 2017. CVR Energy’s second quarter cash dividend brings the cumulative cash dividends paid or declared for the first six months of 2017 to $1.00 per share.

Today, CVR Refining and CVR Partners announced that the partnerships will not pay a cash distribution for the 2017 second quarter.

Second Quarter 2017 Earnings Conference Call

CVR Energy previously announced that it will host its second quarter 2017 Earnings Conference Call for analysts and investors on Thursday, July 27, at 3 p.m. Eastern. The Earnings Conference Call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.

The Earnings Conference Call will be broadcast live over the Internet at
https://www.webcaster4.com/Webcast/Page/1003/21798. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the webcast will be archived and available for 14 days at
https://www.webcaster4.com/Webcast/Page/1003/21798. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13666031.

# # #

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 66 percent of the common units of CVR Refining and 34 percent of the common units of CVR Partners.

For further information, please contact:

Investor Contact:
Jay Finks
CVR Energy, Inc.
(281) 207-3588
InvestorRelations@CVREnergy.com

Media Relations:
Brandee Stephens
CVR Energy, Inc.
(281) 207-3516
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operational Data (all information in this release is unaudited other than the balance sheet data as of December 31, 2016).

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$1,434.4	$1,283.2	$2,941.5	$2,188.7
Operating costs and expenses:
Cost of materials and other	1,228.6	976.9	2,449.8	1,713.7
Direct operating expenses(1)	124.2	138.3	262.3	279.7
Depreciation and amortization	51.7	48.4	100.4	86.3
Cost of sales	1,404.5	1,163.6	2,812.5	2,079.7
Selling, general and administrative expenses(1)	26.3	26.6	55.4	53.8
Depreciation and amortization	2.3	2.3	4.7	4.4
Operating income	1.3	90.7	68.9	50.8
Interest expense and other financing costs	(27.6)	(18.5)	(54.6)	(30.6)
Interest income	0.3	0.1	0.5	0.3
Gain (loss) on derivatives, net	—	(1.9)	12.2	(3.1)
Loss on extinguishment of debt	—	(5.1)	—	(5.1)
Other income, net	0.1	0.1	0.1	0.4
Income (loss) before income tax expense (benefit)	(25.9)	65.4	27.1	12.7
Income tax expense (benefit)	(6.6)	21.6	8.2	(0.2)
Net income (loss)	(19.3)	43.8	18.9	12.9
Less: Net income (loss) attributable to noncontrolling interest	(8.8)	15.4	7.2	0.7
Net income (loss) attributable to CVR Energy stockholders	$(10.5)	$28.4	$11.7	$12.2

Basic and diluted earnings (loss) per share	$(0.12)	$0.33	$0.13	$0.14
Dividends declared per share	$0.50	$0.50	$1.00	$1.00

Adjusted EBITDA*	$37.7	$64.4	$118.1	$100.6
Adjusted net income (loss)*	$(3.3)	$17.1	$19.8	$25.5
Adjusted net income (loss) per diluted share*	$(0.04)	$0.20	$0.23	$0.29

Weighted-average common shares outstanding - basic and diluted	86.8	86.8	86.8	86.8
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses and selling, general and administrative expenses for the three and six months ended June 30, 2017 and 2016 are shown exclusive of depreciation and amortization, which amounts are presented separately below direct operating expenses and selling, general and administrative expenses.

	As of June 30, 2017	As of December 31, 2016
		(audited)
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$829.9	$735.8
Working capital	740.9	749.6
Total assets	4,029.1	4,050.2
Total debt, including current portion	1,165.6	1,164.6
Total CVR stockholders’ equity	783.0	858.1

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$104.9	$48.3	$242.1	$69.9
Investing activities	(33.2)	(103.4)	(58.8)	(155.1)
Financing activities	(45.4)	63.9	(89.2)	10.7
Net cash flow	$26.3	$8.8	$94.1	$(74.5)

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as serve as the general partner. The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Detailed operating results for the Petroleum segment for the three and six months ended June 30, 2017 are included in CVR Refining’s press release dated July 27, 2017. The Nitrogen Fertilizer segment is operated by CVR Partners, LP (“CVR Partners”), in which we own approximately 34% of the common units as of June 30, 2017 and serve as the general partner. On April 1, 2016, CVR Partners completed the merger (the "East Dubuque Merger") whereby CVR Partners acquired a nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the "East Dubuque Facility"). The Nitrogen Fertilizer segment consists of a nitrogen fertilizer manufacturing facility located in Coffeyville, Kansas, and the East Dubuque Facility beginning on April 1, 2016, the date of the closing of the acquisition. Detailed operating results for the Nitrogen Fertilizer segment for the three and six months ended June 30, 2017 are included in CVR Partners’ press release dated July 27, 2017.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three Months Ended June 30, 2017
Net sales	$1,338.2	$97.9	$(1.7)	$1,434.4
Cost of materials and other	1,208.0	22.1	(1.5)	1,228.6
Direct operating expenses (1)	83.5	37.7	0.1	121.3
Major scheduled turnaround expenses	2.8	0.1	—	2.9
Selling, general and administrative	18.9	5.8	1.6	26.3
Depreciation and amortization	32.4	20.0	1.6	54.0
Operating income (loss)	$(7.4)	$12.2	$(3.5)	$1.3

Capital expenditures	$27.8	$4.5	$0.9	$33.2

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Six Months Ended June 30, 2017
Net sales	$2,761.7	$183.2	$(3.4)	$2,941.5
Cost of materials and other	2,409.3	43.9	(3.4)	2,449.8
Direct operating expenses (1)	172.7	73.6	0.2	246.5
Major scheduled turnaround expenses	15.7	0.1	—	15.8
Selling, general and administrative	38.9	12.7	3.8	55.4
Depreciation and amortization	66.5	35.4	3.2	105.1
Operating income (loss)	$58.6	$17.5	$(7.2)	$68.9

Capital expenditures	$47.4	$8.6	$1.4	$57.4

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three Months Ended June 30, 2016
Net sales	$1,164.4	$119.8	$(1.0)	$1,283.2
Cost of materials and other	941.9	36.0	(1.0)	976.9
Direct operating expenses (1)	81.9	47.6	0.1	129.6
Major scheduled turnaround expenses	2.1	6.6	—	8.7
Selling, general and administrative	16.8	8.3	1.5	26.6
Depreciation and amortization	31.6	17.6	1.5	50.7
Operating income (loss)	$90.1	$3.7	$(3.1)	$90.7

Capital expenditures	$24.0	$10.1	$1.2	$35.3

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Six Months Ended June 30, 2016
Net sales	$1,998.4	$192.9	$(2.6)	$2,188.7
Cost of materials and other	1,664.2	52.4	(2.9)	1,713.7
Direct operating expenses (1)	170.2	71.3	0.1	241.6
Major scheduled turnaround expenses	31.5	6.6	—	38.1
Selling, general and administrative	35.3	14.7	3.8	53.8
Depreciation and amortization	63.1	24.5	3.1	90.7
Operating income (loss)	$34.1	$23.4	$(6.7)	$50.8

Capital expenditures	$68.0	$11.9	$2.9	$82.8

(1)	Excluding turnaround expenses.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
June 30, 2017
Cash and cash equivalents	$515.7	$51.7	$262.5	$829.9
Total assets	2,447.1	1,280.6	301.4	4,029.1
Total debt, including current portion	541.1	624.5	—	1,165.6

December 31, 2016
Cash and cash equivalents	$314.1	$55.6	$366.1	$735.8
Total assets	2,331.9	1,312.2	406.1	4,050.2
Total debt, including current portion	541.5	623.1	—	1,164.6

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, of which we own a majority interest and serve as the general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the three and six months ended June 30, 2017 are included in CVR Refining’s press release dated July 27, 2017.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions)
Petroleum Segment Summary Financial Results:
Net sales	$1,338.2	$1,164.4	$2,761.7	$1,998.4
Operating costs and expenses:
Cost of materials and other	1,208.0	941.9	2,409.3	1,664.2
Direct operating expenses(1)	83.5	81.9	172.7	170.2
Major scheduled turnaround expenses	2.8	2.1	15.7	31.5
Depreciation and amortization	31.7	30.9	65.0	61.8
Cost of sales	1,326.0	1,056.8	2,662.7	1,927.7
Selling, general and administrative expenses(1)	18.9	16.8	38.9	35.3
Depreciation and amortization	0.7	0.7	1.5	1.3
Operating income (loss)	(7.4)	90.1	58.6	34.1
Interest expense and other financing costs	(12.0)	(10.1)	(23.2)	(20.9)
Interest income	0.2	—	0.2	—
Gain (loss) on derivatives, net	—	(1.9)	12.2	(3.1)
Income (loss) before income tax expense	(19.2)	78.1	47.8	10.1
Income tax expense	—	—	—	—
Net income (loss)	$(19.2)	$78.1	$47.8	$10.1

Gross profit	$12.2	$107.6	$99.0	$70.7
Refining margin*	$130.2	$222.5	$352.4	$334.2
Refining margin adjusted for FIFO impact*	$145.6	$176.3	$368.1	$296.8
Adjusted Petroleum EBITDA*	$43.1	$84.7	$157.6	$119.8
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expense and selling, general and administrative expenses for the three and six months ended June 30, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses and selling, general and administrative expenses.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(dollars per barrel)
Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit	$0.63	$5.84	$2.56	$2.01
Refining margin*	6.69	12.07	9.10	9.50
FIFO impact, (favorable) unfavorable	0.79	(2.51)	0.41	(1.06)
Refining margin adjusted for FIFO impact*	7.48	9.56	9.51	8.44
Direct operating expenses and major scheduled turnaround expenses	4.44	4.56	4.86	5.73
Direct operating expenses excluding major scheduled turnaround expenses	4.29	4.45	4.46	4.84
Direct operating expenses and major scheduled turnaround expenses per barrel sold	4.12	4.33	4.54	5.34
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$3.98	$4.22	$4.16	$4.50
Barrels sold (barrels per day)	230,345	213,368	229,439	207,669
______________________________
* See “Use of Non-GAAP Financial Measures” below.

	Three Months Ended June 30,				Six Months Ended June 30,
Petroleum Segment Summary	2017		2016		2017		2016
Refining Throughput and Production Data (bpd):
Throughput:
Sweet	202,070	91.0%	176,674	83.9%	199,973	88.8%	173,700	85.5%
Medium	—	—%	3,429	1.6%	—	—%	2,471	1.2%
Heavy sour	11,771	5.3%	22,433	10.7%	14,130	6.3%	17,174	8.5%
Total crude oil throughput	213,841	96.3%	202,536	96.2%	214,103	95.1%	193,345	95.2%
All other feedstocks and blendstocks	8,113	3.7%	7,952	3.8%	11,161	4.9%	9,827	4.8%
Total throughput	221,954	100.0%	210,488	100.0%	225,264	100.0%	203,172	100.0%
Production:
Gasoline	112,284	50.4%	108,330	51.3%	115,600	51.2%	107,105	52.7%
Distillate	96,578	43.4%	86,622	41.0%	93,260	41.3%	82,309	40.5%
Other (excluding internally produced fuel)	13,775	6.2%	16,280	7.7%	17,019	7.5%	13,900	6.8%
Total refining production (excluding internally produced fuel)	222,637	100.0%	211,232	100.0%	225,879	100.0%	203,314	100.0%
Product price (dollars per gallon):
Gasoline	$1.52		$1.44		$1.53		$1.24
Distillate	1.51		1.37		1.54		1.22

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$48.15	$45.64	$49.95	$39.78
Crude Oil Differentials:
WTI less WTS (light/medium sour)	1.06	0.83	1.24	0.49
WTI less WCS (heavy sour)	10.00	12.92	11.88	13.26
NYMEX Crack Spreads:
Gasoline	18.07	19.13	16.39	17.53
Heating Oil	15.11	12.82	15.32	12.37
NYMEX 2-1-1 Crack Spread	16.59	15.98	15.85	14.95
PADD II Group 3 Basis:
Gasoline	(3.95)	(5.49)	(2.96)	(5.68)
Ultra Low Sulfur Diesel	(0.62)	(1.18)	(1.10)	(1.10)
PADD II Group 3 Product Crack Spread:
Gasoline	14.12	13.64	13.42	11.85
Ultra Low Sulfur Diesel	14.49	11.63	14.23	11.27
PADD II Group 3 2-1-1	14.30	12.64	13.82	11.56

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$859.8	$778.0	$1,811.1	$1,306.0
Cost of materials and other	773.5	630.7	1,581.9	1,093.4
Direct operating expenses(1)	47.5	46.1	98.2	93.8
Major scheduled turnaround expenses	—	2.1	—	31.5
Depreciation and amortization	17.4	16.7	36.4	33.5
Gross profit	21.4	82.4	94.6	53.8
Add:
Direct operating expenses(1)	47.5	46.1	98.2	93.8
Major scheduled turnaround expenses	—	2.1	—	31.5
Depreciation and amortization	17.4	16.7	36.4	33.5
Refining margin*	86.3	147.3	229.2	212.6
FIFO impact, (favorable) unfavorable	10.1	(30.2)	11.6	(26.4)
Refining margin adjusted for FIFO impact*	$96.4	$117.1	$240.8	$186.2

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit	$1.76	$7.11	$3.95	$2.53
Refining margin*	7.09	12.71	9.57	9.99
FIFO impact, (favorable) unfavorable	0.83	(2.62)	0.49	(1.24)
Refining margin adjusted for FIFO impact*	7.92	10.09	10.06	8.75
Direct operating expenses and major scheduled turnaround expenses	3.90	4.16	4.10	5.89
Direct operating expenses excluding major scheduled turnaround expenses	3.90	3.98	4.10	4.41
Direct operating expenses and major scheduled turnaround expenses per barrel sold	3.61	3.84	3.74	5.28
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$3.61	$3.67	$3.74	$3.95
Barrels sold (barrels per day)	144,479	138,021	145,014	130,429
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses for the three and six months ended June 30, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses.

	Three Months Ended June 30,				Six Months Ended June 30,
	2017		2016		2017		2016
Coffeyville Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	122,048	87.3%	101,548	76.2%	118,167	84.0%	97,242	78.1%
Medium	—	—%	3,429	2.6%	—	—%	2,471	2.0%
Heavy sour	11,771	8.4%	22,433	16.8%	14,130	10.0%	17,174	13.8%
Total crude oil throughput	133,819	95.7%	127,410	95.6%	132,297	94.0%	116,887	93.9%
All other feedstocks and blendstocks	6,077	4.3%	5,844	4.4%	8,482	6.0%	7,594	6.1%
Total throughput	139,896	100%	133,254	100.0%	140,779	100%	124,481	100.0%
Production:
Gasoline	70,032	49.3%	67,819	49.9%	72,271	50.5%	65,927	52.2%
Distillate	59,703	42.1%	57,549	42.4%	59,573	41.6%	52,348	41.4%
Other (excluding internally produced fuel)	12,146	8.6%	10,491	7.7%	11,246	7.9%	8,130	6.4%
Total refining production (excluding internally produced fuel)	141,881	100%	135,859	100.0%	143,090	100%	126,405	100.0%

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$477.3	$385.3	$948.4	$690.1
Cost of materials and other	434.6	311.3	827.7	570.7
Direct operating expenses(1)	36.0	35.8	74.6	76.4
Major scheduled turnaround expenses	2.8	—	15.7	—
Depreciation and amortization	12.8	12.6	25.6	25.2
Gross profit (loss)	(8.9)	25.6	4.8	17.8
Add:
Direct operating expenses(1)	36.0	35.8	74.6	76.4
Major scheduled turnaround expenses	2.8	—	15.7	—
Depreciation and amortization	12.8	12.6	25.6	25.2
Refining margin*	42.7	74.0	120.7	119.4
FIFO impact, (favorable) unfavorable	5.2	(15.9)	4.1	(11.0)
Refining margin adjusted for FIFO impact*	$47.9	$58.1	$124.8	$108.4

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit (loss)	$(1.23)	$3.74	$0.33	$1.27
Refining margin*	5.87	10.83	8.15	8.58
FIFO impact, (favorable) unfavorable	0.72	(2.32)	0.28	(0.79)
Refining margin adjusted for FIFO impact*	6.59	8.51	8.43	7.79
Direct operating expenses and major scheduled turnaround expenses	5.33	5.24	6.10	5.49
Direct operating expenses excluding major scheduled turnaround expenses	4.95	5.24	5.04	5.49
Direct operating expenses and major scheduled turnaround expenses per barrel sold	4.97	5.22	5.91	5.44
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$4.61	$5.22	$4.88	$5.44
Barrels sold (barrels per day)	85,866	75,347	84,425	77,239
______________________________
* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses for the three and six months ended June 30, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses.

	Three Months Ended June 30,				Six Months Ended June 30,
	2017		2016		2017		2016
Wynnewood Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	80,022	97.5%	75,126	97.3%	81,806	96.8%	76,458	97.2%
Medium	—	—%	—	—%	—	—%	—	—%
Heavy sour	—	—%	—	—%	—	—%	—	—%
Total crude oil throughput	80,022	97.5%	75,126	97.3%	81,806	96.8%	76,458	97.2%
All other feedstocks and blendstocks	2,036	2.5%	2,108	2.7%	2,679	3.2%	2,233	2.8%
Total throughput	82,058	100.0%	77,234	100.0%	84,485	100.0%	78,691	100.0%
Production:
Gasoline	42,252	52.3%	40,511	53.7%	43,329	52.3%	41,178	53.5%
Distillate	36,875	45.7%	29,073	38.6%	33,687	40.7%	29,961	39.0%
Other (excluding internally produced fuel)	1,629	2.0%	5,789	7.7%	5,773	7.0%	5,770	7.5%
Total refining production (excluding internally produced fuel)	80,756	100.0%	75,373	100.0%	82,789	100.0%	76,909	100.0%

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we own approximately 34% of the common units as of June 30, 2017 and serve as the general partner. The financial and operational data include the results of the East Dubuque Facility beginning on April 1, 2016, the date of the closing of the acquisition. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the three and six months ended June 30, 2017 are included in CVR Partners’ press release dated July 27, 2017 .

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions)
Nitrogen Fertilizer Segment Business Financial Results:
Net sales	$97.9	$119.8	$183.2	$192.9
Cost of materials and other	22.1	36.0	43.9	52.4
Direct operating expenses(1)	37.7	47.6	73.6	71.3
Major scheduled turnaround expenses	0.1	6.6	0.1	6.6
Depreciation and amortization	20.0	17.6	35.4	24.5
Cost of sales	79.9	107.8	153.0	154.8
Selling, general and administrative expenses	5.8	8.3	12.7	14.7
Operating income	12.2	3.7	17.5	23.4
Interest expense and other financing costs	(15.7)	(15.5)	(31.4)	(17.2)
Loss on extinguishment of debt	—	(5.1)	—	(5.1)
Other income, net	—	—	0.1	—
Income (loss) before income tax expense	(3.5)	(16.9)	(13.8)	1.1
Income tax expense	—	0.1	—	0.1
Net income (loss)	$(3.5)	$(17.0)	$(13.8)	$1.0

Adjusted Nitrogen Fertilizer EBITDA*	$32.3	$29.1	$53.1	$57.0

* See “Use of Non-GAAP Financial Measures” below.

(1)
Direct operating expenses for the three and six months ended June 30, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Nitrogen Fertilizer Segment Key Operating Statistics:

Consolidated sales (thousand tons):
Ammonia	74.6	73.6	136.5	98.0
UAN	330.9	339.4	652.5	606.4

Consolidated product pricing at gate (dollars per ton) (1):
Ammonia	$333	$417	$322	$405
UAN	$174	$199	$167	$204

Consolidated production volume (thousand tons):
Ammonia (gross produced) (2)	215.3	171.5	434.5	285.1
Ammonia (net available for sale) (2)	77.5	45.6	157.5	60.7
UAN	313.8	296.5	655.7	544.7

Feedstock:
Petroleum coke used in production (thousand tons)	124.0	130.6	256.6	257.5
Petroleum coke used in production (dollars per ton)	$21	$12	$17	$15
Natural gas used in production (thousands of MMBtus)	2,134.0	1,396.1	4,225.3	1,396.1
Natural gas used in production (dollars per MMBtu)(3)	$3.18	$2.41	$3.29	$2.41
Natural gas in cost of materials and other (thousands of MMBtus)	2,487.4	1,063.0	3,963.4	1,063.0
Natural gas in cost of materials and other (dollars per MMBtu)(3)	$3.24	$2.33	$3.37	$2.33

Coffeyville Facility on-stream factor (4):
Gasification	98.8%	98.0%	98.8%	97.8%
Ammonia	98.2%	96.6%	98.3%	96.9%
UAN	87.3%	93.7%	92.0%	92.5%

East Dubuque Facility on-stream factors (4):
Ammonia	100.0%	68.6%	99.8%	68.6%
UAN	99.4%	69.1%	98.8%	69.1%

Market Indicators:
Ammonia — Southern Plains (dollars per ton)	$316	$419	$352	$397
Ammonia — Corn belt (dollars per ton)	$365	$489	$395	$465
UAN — Corn belt (dollars per ton)	$196	$239	$205	$234
Natural gas NYMEX (dollars per MMBtu)	$3.14	$2.25	$3.10	$2.12

(1)
Product pricing at gate represents net sales less freight revenue divided by product sales volume in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(2)
Gross tons produced for ammonia represent total ammonia produced, including ammonia produced that was upgraded into other fertilizer products. Net tons available for sale represent the ammonia available for sale that was not upgraded into other fertilizer products.

(3)	The cost per MMBtu excludes derivative activity, when applicable. The impact of natural gas derivative activity during the periods presented was not material.

(4)	On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is included as a measure of operating efficiency.

Coffeyville Facility
The Linde air separation unit experienced a shut down during the second quarter of 2017. Following the Linde outage, the Coffeyville Facility UAN unit experienced a number of operational challenges, resulting in approximately 11 days of UAN downtime during the three months ended June 30, 2017. Excluding the impact of the Linde air separation unit outage at the Coffeyville Facility, the UAN unit on-stream factors at the Coffeyville Facility would have been 99.5% and 98.1%, respectively, for the three and six months ended June 30, 2017.

East Dubuque Facility
Excluding the impact of the full facility turnaround at the East Dubuque Facility, the on-stream factors at the East Dubuque Facility would have been 100% for ammonia and 99.6% for UAN for the three months ended June 30, 2016.

Use of Non-GAAP Financial Measures

To supplement our actual results in accordance with GAAP for the applicable periods, we also use the non-GAAP financial measures noted above, which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of our financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income (loss) is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income (loss) provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income (loss) per diluted share represents adjusted net income (loss) divided by weighted-average diluted shares outstanding. Adjusted net income (loss) represents net income (loss), as adjusted, that is attributable to CVR Energy stockholders.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions, except per share data)
Reconciliation of Income (Loss) before income tax expense to Adjusted Net Income (Loss):
Income (loss) before income tax expense	$(25.9)	$65.4	$27.1	$12.7
Adjustments:
FIFO impact, (favorable) unfavorable	15.4	(46.2)	15.7	(37.4)
Major scheduled turnaround expenses	2.9	8.7	15.8	38.1
(Gain) loss on derivatives, net	—	1.9	(12.2)	3.1
Current period settlement on derivative contracts (1)	(0.1)	7.1	1.1	28.5
Loss on extinguishment of debt	—	5.1	—	5.1
Expenses associated with the East Dubuque Merger (2)	—	1.2	—	2.5
Adjusted net income (loss) before income tax expense and noncontrolling interest	(7.7)	43.2	47.5	52.6
Adjusted net (income) loss attributed to noncontrolling interest	2.5	(11.9)	(14.2)	(18.6)
Income tax benefit (expense), as adjusted	1.9	(14.2)	(13.5)	(8.5)
Adjusted net income (loss)	$(3.3)	$17.1	$19.8	$25.5

Adjusted net income (loss) per diluted share	$(0.04)	$0.20	$0.23	$0.29

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of materials and other. Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of materials and other at which they are able to sell refined products. Each of the components used in this calculation (net sales and cost of materials and other) can be taken directly from our Petroleum segment's Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate the Petroleum segment’s ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of materials and other adjusted for FIFO impact. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of materials and other (taking into account the impact of the utilization of FIFO) at which they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in a favorable FIFO impact when crude oil prices increase and an unfavorable FIFO impact when crude oil prices decrease.

The calculation of refining margin and refining margin adjusted for FIFO impact (each a non-GAAP financial measure), including a reconciliation to the most directly comparable GAAP financial measure for the three and six months ended June 30, 2017 and 2016 is as follows:

Petroleum Segment Operating Data
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions)
Net sales	$1,338.2	$1,164.4	$2,761.7	$1,998.4
Operating costs and expenses:
Cost of materials and other	1,208.0	941.9	2,409.3	1,664.2
Direct operating expenses (exclusive of depreciation and amortization and major scheduled turnaround expenses as reflected below)	83.5	81.9	172.7	170.2
Major scheduled turnaround expenses	2.8	2.1	15.7	31.5
Depreciation and amortization	31.7	30.9	65.0	61.8
Gross profit	12.2	107.6	99.0	70.7
Add:
Direct operating expenses (exclusive of depreciation and amortization and major scheduled turnaround expenses as reflected below)	83.5	81.9	172.7	170.2
Major scheduled turnaround expenses	2.8	2.1	15.7	31.5
Depreciation and amortization	31.7	30.9	65.0	61.8
Refining margin	130.2	222.5	352.4	334.2
FIFO impact, (favorable) unfavorable	15.4	(46.2)	15.7	(37.4)
Refining margin adjusted for FIFO impact	$145.6	$176.3	$368.1	$296.8

The calculation of refining margin per crude oil throughput barrel and refining margin adjusted for FIFO impact per crude oil throughput barrel for the three and six months ended June 30, 2017 and 2016 is as follows:

Petroleum Segment Operating Data
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Total crude oil throughput barrels per day	213,841	202,536	214,103	193,345
Days in the period	91	91	181	182
Total crude oil throughput barrels	19,459,531	18,430,776	38,752,643	35,188,790

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin	$130.2	$222.5	$352.4	$334.2
Divided by: crude oil throughput barrels	19.5	18.4	38.8	35.2
Refining margin per crude oil throughput barrel	$6.69	$12.07	$9.10	$9.50

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin adjusted for FIFO impact	$145.6	$176.3	$368.1	$296.8
Divided by: crude oil throughput barrels	19.5	18.4	38.8	35.2
Refining margin adjusted for FIFO impact per crude oil throughput barrel	$7.48	$9.56	$9.51	$8.44

Coffeyville Refinery
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Total crude oil throughput barrels per day	133,819	127,410	132,297	116,887
Days in the period	91	91	181	182
Total crude oil throughput barrels	12,177,529	11,594,310	23,945,757	21,273,434

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin	$86.3	$147.3	$229.2	$212.6
Divided by: crude oil throughput barrels	12.2	11.6	23.9	21.3
Refining margin per crude oil throughput barrel	$7.09	$12.71	$9.57	$9.99

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin adjusted for FIFO impact	$96.4	$117.1	$240.8	$186.2
Divided by: crude oil throughput barrels	12.2	11.6	23.9	21.3
Refining margin adjusted for FIFO impact per crude oil throughput barrel	$7.92	$10.09	$10.06	$8.75

Wynnewood Refinery
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Total crude oil throughput barrels per day	80,022	75,126	81,806	76,458
Days in the period	91	91	181	182
Total crude oil throughput barrels	7,282,002	6,836,466	14,806,886	13,915,356

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin	$42.7	$74.0	$120.7	$119.4
Divided by: crude oil throughput barrels	7.3	6.8	14.8	13.9
Refining margin per crude oil throughput barrel	$5.87	$10.83	$8.15	$8.58

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin adjusted for FIFO impact	$47.9	$58.1	$124.8	$108.4
Divided by: crude oil throughput barrels	7.3	6.8	14.8	13.9
Refining margin adjusted for FIFO impact per crude oil throughput barrel	$6.59	$8.51	$8.43	$7.79

EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) attributable to CVR Energy stockholders before consolidated (i) interest expense and other financing costs, net of interest income, (ii) income tax expense (benefit), and (iii) depreciation and amortization, less the portion of these adjustments attributable to non-controlling interest. Adjusted EBITDA represents EBITDA adjusted for, as applicable, consolidated (i) FIFO impact (favorable) unfavorable; (ii) loss on extinguishment of debt; (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) business interruption insurance recovery and (vii) expenses associated with the East Dubuque Merger, less the portion of these adjustments attributable to non-controlling interest. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. EBITDA and Adjusted EBITDA represent EBITDA and Adjusted EBITDA that is attributable to CVR Energy stockholders.

A reconciliation of net income attributable to CVR Energy stockholders to EBITDA and EBITDA to Adjusted EBITDA for the three and six months ended June 30, 2017 and 2016 is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions)
Net income (loss) attributable to CVR Energy stockholders	$(10.5)	$28.4	$11.7	$12.2
Add:
Interest expense and other financing costs, net of interest income	27.3	18.4	54.1	30.3
Income tax expense (benefit)	(6.6)	21.6	8.2	(0.2)
Depreciation and amortization	54.0	50.7	105.1	90.7
Adjustments attributable to noncontrolling interest	(38.5)	(36.0)	(74.4)	(54.4)
EBITDA	25.7	83.1	104.7	78.6
Add:
FIFO impact, (favorable) unfavorable	15.4	(46.2)	15.7	(37.4)
Major scheduled turnaround expenses	2.9	8.7	15.8	38.1
(Gain) loss on derivatives, net	—	1.9	(12.2)	3.1
Current period settlement on derivative contracts (1)	(0.1)	7.1	1.1	28.5
Loss on extinguishment of debt	—	5.1	—	5.1
Expenses associated with the East Dubuque Merger (2)	—	1.2	—	2.5
Adjustments attributable to noncontrolling interest	(6.2)	3.5	(7.0)	(17.9)
Adjusted EBITDA	$37.7	$64.4	$118.1	$100.6

Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for, as applicable (i) FIFO impact (favorable) unfavorable; (ii) loss on extinguishment of debt; (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) expenses associated with the East Dubuque Merger and (vii) business interruption insurance recovery, less the portion of these adjustments attributable to noncontrolling interest. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.

A reconciliation of net income (loss) to EBITDA and EBITDA to Adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the three and six months ended June 30, 2017 and 2016 is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions)
Petroleum:
Petroleum net income (loss)	$(19.2)	$78.1	$47.8	$10.1
Add:
Interest expense and other financing costs, net of interest income	11.8	10.1	23.0	20.9
Income tax expense	—	—	—	—
Depreciation and amortization	32.4	31.6	66.5	63.1
Petroleum EBITDA	25.0	119.8	137.3	94.1
Add:
FIFO impact, (favorable) unfavorable	15.4	(46.2)	15.7	(37.4)
Major scheduled turnaround expenses	2.8	2.1	15.7	31.5
(Gain) loss on derivatives, net	—	1.9	(12.2)	3.1
Current period settlements on derivative contracts (1)	(0.1)	7.1	1.1	28.5
Adjusted Petroleum EBITDA	$43.1	$84.7	$157.6	$119.8

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in millions)
Nitrogen Fertilizer:
Nitrogen fertilizer net income (loss)	$(3.5)	$(17.0)	$(13.8)	$1.0
Add:
Interest expense and other financing costs, net	15.7	15.5	31.4	17.2
Income tax expense	—	0.1	—	0.1
Depreciation and amortization	20.0	17.6	35.4	24.5
Nitrogen Fertilizer EBITDA	32.2	16.2	53.0	42.8
Add:
Major scheduled turnaround expenses	0.1	6.6	0.1	6.6
Loss on extinguishment of debt	—	5.1	—	5.1
Expenses associated with the East Dubuque Merger (2)	—	1.2	—	2.5
Adjusted Nitrogen Fertilizer EBITDA	$32.3	$29.1	$53.1	$57.0

(1)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2)
On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses.